SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

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[ ]  Filed by a party other than the registrant

Check the appropriate box:

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     14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                             Anaren Microwave, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number,
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                                                 -------------------------------

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                 ---------------------------------------------------------------

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               -----------------------------------------------------------------

                             ANAREN MICROWAVE, INC.

                               6635 Kirkville Road
                          East Syracuse, New York 13057

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on November 2, 2000

                           --------------------------

To the Holders of the Common Stock
   of Anaren Microwave, Inc.:

      PLEASE TAKE NOTICE, that the Annual Meeting of Shareholders of Anaren Microwave, Inc. (the "Company") will be held on November 2, 2000, at 11:00 a.m. Eastern Standard Time at the Wyndham Hotel, 6302 Carrier Parkway, East Syracuse, New York 13057, for the following purposes:

        (1) To elect two directors;

        (2) To approve the Anaren Microwave, Inc. Incentive Stock Option Plan for Key Employees, to replace the Company's existing Incentive Stock Option Plan;

        (3) To approve the  Company-Wide  Anaren  Microwave,  Inc.  Stock Option
            Plan;

        (4) To  approve  an   amendment   to  the   Company's   Certificate   of
            Incorporation to authorize additional shares; and

        (5) To transact such other business as may be properly brought before the Meeting.

      Shareholders of record as of the close of business on September 17, 2000 will be entitled to notice of and to vote at the Meeting.

      Enclosed is the annual report for the fiscal year ended June 30, 2000, along with a proxy statement and proxy. Shareholders who do not expect to attend the Meeting are requested to sign and return the proxy in the enclosed envelope.

                                             By Order of the Board of Directors

                                             David M. Ferrara
                                             Secretary and General Counsel

Dated: September 18, 2000
East Syracuse, New York

                             ANAREN MICROWAVE, INC.

                               6635 Kirkville Road
                          East Syracuse, New York 13057

                               -------------------

      This Proxy Statement is being mailed on or about September 18, 2000, to the Shareholders of Anaren Microwave, Inc. ("Anaren" or the "Company") entitled to receive the accompanying Notice of Annual Meeting of Shareholders and is provided, by order of its Board of Directors, in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on November 2, 2000 at 11:00 a.m. and at any adjournment or adjournments thereof, for the purposes set forth in the Notice.

      If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time prior to its exercise by (i) submitting a subsequently dated proxy; or (ii) filing written notice of such revocation with the Secretary of the Meeting. The proposals described in this Proxy Statement will be presented by the Board of Directors of the Company. Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specifications made. Where a choice is not so specified, the shares represented by the proxy will be voted to elect the nominees for director named herein, and to approve the Anaren Microwave Incentive Stock Option Plan for Key Employees, the Company-wide Anaren Microwave Stock Option Plan, and the proposed amendments to the Company's Certificate of Incorporation.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      At the close of business on September 17, 2000, the record date stated in the accompanying Notice, the Company had outstanding 11,027,660 shares of common stock, $.01 par value (the "Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. A majority of the issued and outstanding shares of Common Stock present in person or by proxy, a total of 5,513,831 shares, will be required to constitute a quorum for the transaction of business at the Meeting. The Company has no class of voting stock outstanding other than the Common Stock.

      Abstentions and broker non-votes (as defined below) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by Shareholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a shareholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter, other than in the case of matters requiring approval by holders of a specified percentage of the outstanding Common Stock. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on such matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information with respect to persons known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company, as of September 17, 2000 (except as otherwise indicated).

                                                   Number of Shares
Name and Address                                    of Common Stock              Percent
of Beneficial Owner                              Beneficially Owned (1)         of Class
-------------------                              ----------------------         --------
Kern Capital Management, LLC ....................     1,231,500(2)                11.2%
114 West 47th Street
Suite 1926
New York, NY 10036

AMVESCAP PLC ....................................       882,900(3)                 8.0%
1315 Peachtree Street, N.E.
Atlanta, GA 30309

Bank of America Corporation .....................       621,750(4)                 5.6%
100 North Tryon Street
Charlotte, NC 28255

---------------
(1) Except as otherwise indicated, as of September 17, 2000 all of such shares are owned with sole voting and investment power. Share numbers are based solely on indicated filings as adjusted to account for the 50% stock dividend paid as of June 9, 2000.

(2) Based solely on information contained in an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 8, 2000,
      Kern Capital Management, LLC has sole voting power with respect to 1,167,450 shares and sole dispositive power with respect to all shares listed.

(3) Based solely on information contained in an Amendment to Schedule 13G filed with the Securities and Exchange Commission on April 7, 2000, AMVESCAP PLC has shared voting power and shared dispositive power with respect to all shares listed.

(4) Based solely on information contained in an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 2, 2000, Bank of America Corporation (including certain of its subsidiaries) has shared voting power and shared dispositive power with respect to all shares listed.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information, as of September 17, 2000, with respect to the beneficial ownership of the Company's Common Stock by
(i) each director and nominee for director who owned beneficially any shares of Common Stock, (ii) each executive officer of the Company named in the Summary Compensation Table under "Executive Compensation" below, and (iii) all directors and executive officers of the Company as a group.

                                                        Number of Shares
Name and Address                                         of Common Stock             Percent
of Beneficial Owner                                   Beneficially Owned (1)         of Class
-------------------                                   ----------------------         --------
Lawrence A. Sala ....................................       123,550(2)                 1.1%
Hugh A. Hair ........................................        41,225(3)                    *
Carl W. Gerst, Jr ...................................       315,550(4)                 2.9%
Gert R. Thygesen ....................................        57,000(5)                    *
Mark P. Burdick .....................................        13,350(6)                    *
Dale F. Eck .........................................        26,250(7)                    *
Herbert I. Corkin ...................................        22,500(8)                    *
Dr. David Wilemon ...................................        24,750(9)                    *
Matthew Robison .....................................        17,750(10)                   *
Brian P. Kelly ......................................        15,000(11)                   *
All Directors, Nominees and Executive Officers
   as a Group (10 persons) ..........................       647,025(12)                5.7%

-------------
*     Indicates less than 1%

(1) Except as otherwise indicated, as of September 17, 2000 all of such shares are owned with sole voting and investment power.

(2) Includes 89,000 shares which Mr. Sala has the right to acquire within 60 days pursuant to outstanding stock options, 9,750 shares of restricted stock, and 5,000 shares owned by Mr. Sala's spouse.

(3)   Includes 10,050 shares owned by Mr. Hair's spouse.

(4) Includes 6,750 shares owned by Mr. Gerst's spouse and 9,000 shares which Mr. Gerst has the right to acquire within 60 days pursuant to outstanding stock options.

(5) Includes 54,750 shares which Mr. Thygesen has the right to acquire within 60 days pursuant to outstanding stock options, and 2,250 shares of restricted stock.

(6) Includes 10,350 shares which Mr. Burdick has the right to acquire within 60 days pursuant to outstanding stock options, and 3,000 shares of restricted stock.

(7) Includes 11,250 shares which Mr. Eck has the right to acquire within 60 days pursuant to outstanding stock options.

(8) Includes 1,000 shares owned by The Entwistle Company, of which Mr. Corkin is Chairman, Chief Executive Officer and a majority shareholder. Does not include 250,700 shares owned by Global Securities, Inc. ("Global"), as to which Mr. Corkin, the owner of 24% of the capital stock of Global, disclaims beneficial ownership.

(9) Includes 24,750 shares which Dr. Wilemon has the right to acquire within 60 days pursuant to outstanding stock options.

(10) Includes 17,750 shares which Mr. Robison has the right to acquire within 60 days pursuant to outstanding stock options.

(11) Includes 15,000 shares which Mr. Kelly has the right to acquire within 60 days pursuant to outstanding stock options.

(12) Includes 231,850 shares which all directors and officers as a group have the right to acquire within 60 days pursuant to outstanding stock options.

                                    ITEM ONE

                              ELECTION OF DIRECTORS

      The first item to be acted upon at the Meeting is the election of directors to hold office for terms of three years and until their respective successors shall have been duly elected and qualified. Abraham Manber retired from the Board of Directors effective June 30, 2000, and upon his retirement the size of the Board was reduced to eight directors and the size of the class of directors to be elected at the Meeting was reduced to two directors. The nominees receiving a plurality of the votes represented in person or by proxy at the Meeting will be elected directors.

      The shares represented by all proxies in proper form which are received by the Board prior to the election of directors at the Meeting will be voted "FOR" the nominees listed below, unless authority is withheld in the space provided on the enclosed proxy. In the event any nominee declines or is unable to serve, it is intended that the shares represented by such proxies will be voted for a successor nominee designated by the Board (or if no other person is so designated, for the remaining nominee). All nominees have indicated a willingness to serve, and the Board knows of no reason to believe that any nominee will decline or be unable to serve if elected. The eight members of the Board (including the nominees for re-election at the Meeting, if elected) are expected to continue to serve on the Board until their respective terms expire.

Certain Information Concerning Nominees and Directors Continuing in Office

      Set forth below is certain information concerning each nominee for director to be elected at the Meeting and each director of the Company whose term of office continues after the Meeting. The information has been furnished to the Company by such persons.

Name, Age, Nature of                          Year First
Positions and Offices                           Became                      Principal Occupation,
Held with the Company                          Director              Experience and Other Directorships
----------------------                         --------         ---------------------------------------------
Nominees (for terms to expire at
   Annual Meeting in 2003):

Carl W. Gerst, Jr., 63 .......................   1968           Mr. Gerst  served as Executive Vice President
Chief Technical Officer, Treasurer,                              from the  Company's  founding  in 1967 until
Vice Chairman                                                    May  1995  when he  became  Chief  Technical
                                                                 Officer and Vice Chairman of the Board.  Mr.
                                                                 Gerst has also served as Treasurer since May
                                                                 1992.

Brian P. Kelly, 40 ...........................   1999           Mr. Kelly  is  a co-founder of Telergy, Inc.,
Nominee for Director                                             a  regional  integrated   telecommunications
                                                                 provider,  and has served as Chairman of the
                                                                 Board  of  Directors  and  Chief   Executive
                                                                 Officer of Telergy  since its  inception  in
                                                                 April 1995.

Directors Continuing in Office:

Terms Expiring at Annual Meeting in 2002:

Lawrence A. Sala, 37 .........................   1995           Mr. Sala  has been  President  of the Company
President, Chief Executive Officer                               since  May  1995  and has  served  as  Chief
and Director                                                     Executive Officer since September 1997.

Name, Age, Nature of                          Year First
Positions and Offices                           Became                      Principal Occupation,
Held with the Company                          Director              Experience and Other Directorships
----------------------                         --------         ---------------------------------------------
Dale F. Eck, 57 ..............................   1995           Mr. Eck  was Vice  President  of Finance  and
Director                                                         Treasurer  of  The  Entwistle   Company,   a
                                                                 defense  contractor,  from  1978  until  his
                                                                 retirement  in  February  1997.  Mr. Eck has
                                                                 also served as a Director  of The  Entwistle
                                                                 Company  since 1978 and  continues  to serve
                                                                 that company in such  capacity.  Mr. Eck has
                                                                 provided  consulting services to the Company
                                                                 since March 1997.

Dr. David Wilemon, 63 ........................   1997           Dr.   Wilemon   has  been  a   Professor   of
Director                                                         Marketing and  Innovation  Management at the
                                                                 Syracuse  University  School  of  Management
                                                                 since  1966.  He has also served as Director
                                                                 of the Synder Innovation  Management Program
                                                                 at  the   University   since   1980  and  as
                                                                 Co-Director  of  the   Entrepreneurship  and
                                                                 Emerging  Enterprises  Program there,  since
                                                                 1993.

Terms Expiring at Annual Meeting in 2001:

Hugh A. Hair, 65 .............................   1968           Mr. Hair,  Chairman  of the Board,  served as
Chairman of the Board                                            President  of the Company  from its founding
                                                                 in  1967   until   May  1995  and  as  Chief
                                                                 Executive  Officer from its  founding  until
                                                                 September 1997.

Matthew Robison, 39 ..........................   1999           Mr. Robison  has been Vice  President  Senior
Director                                                         Analyst-Technology  of Ferris,  Baker  Watts
                                                                 Incorporated since January 1999. Mr. Robison
                                                                 previously  served as a General  Partner and
                                                                 Analyst of Botti Brown Asset Management from
                                                                 January 1997 until January 1999, and as Vice
                                                                 President   and   Analyst   for   Montgomery
                                                                 Securities  from October 1994 until  January
                                                                 1997.

Herbert I. Corkin, 78 ........................   1989           Mr. Corkin  has been Chairman of the Board of
Director                                                         The Entwistle Company, a defense contractor,
                                                                 since  1959.  Mr.  Corkin also served as the
                                                                 President of The Entwistle Company from 1959
                                                                 through  December 1993 and has served as its
                                                                 Chief Executive Officer since December 1993.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

      The following table sets forth certain information with respect to compensation, received in all capacities in which they served for the fiscal years ended June 30, 1998, June 30, 1999 and June 30, 2000, for the Company's Chief Executive Officer and each of the four other most highly compensated officers during the most recent fiscal year.

                           Summary Compensation Table

                                                                                 Long Term
                                                                                Compensation
                                                          Annual          -----------------------
                                                       Compensation        Restricted    Securities
                                                  ----------------------      Stock      Underlying      All Other
Name and                                            Salary       Bonus      Awards(6)    Options(7)   Compensation(8)
Principal Position                         Year       ($)         ($)          ($)           (#)            ($)
------------------                         ----   ----------   ---------  ------------   ----------   ---------------
Lawrence A. Sala ........................  2000    $270,192    $130,625     $242,125       75,000        $17,590
President and Chief                        1999     230,847      97,925            0       75,000         17,231
Executive Officer(1)                       1998     207,693      60,008            0       22,500         11,592

Hugh A. Hair ............................  2000     233,654      25,000            0       15,000         29,507
Chairman of the                            1999     225,000      25,000            0       15,000         21,996
Board(2)                                   1998     225,000      25,000            0            0         14,011

Carl W. Gerst, Jr. ......................  2000     233,654      25,000            0       30,000         32,131
Chief Technical Officer,                   1999     225,000      25,000            0       15,000         19,029
Vice Chairman and Treasurer(3)             1998     225,000      25,000            0            0         11,180

Gert R. Thygesen, Vice ..................  2000     139,846      32,568       55,875        9,000          3,496
President of Operations(4)                 1999     129,923      29,043            0       15,000          3,739
                                           1998     125,127      20,323            0        4,500          3,307

Mark P. Burdick .........................  2000     109,011      28,839       74,500       15,000          2,860
Vice President and General Manager,
Wireless Group(5)

-------------
(1) Mr. Sala was elected President of the Company in May 1995. He was named Chief Executive Officer in September 1997.

(2) Mr. Hair also served as the Company's President until May 1995 and as the Company's Chief Executive Officer until September 1997.

(3) Mr. Gerst served as the Company's Executive Vice President until May 1995 when he was elected to the position which he currently holds, Vice Chairman, Chief Technical Officer and Treasurer.

(4) Mr. Thygesen served as one of the Company's Program Managers from 1990 through 1992 and as the Company's Operations Manager from 1992 until May 1995 when he was elected to the position which he currently holds, Vice President of Operations.

(5) Mr. Burdick served as Business Unit Manager - Commercial Products from 1994 to 1999 when he was elected to the position which he currently holds, Vice President and General Manager, Wireless Group.

(6) Indicates dollar value of restricted stock awards based upon the market value of the Common Stock on the date of grant. As of June 30, 2000, Mr. Sala held 9,750 shares of restricted stock with a then current market value of $1,279,532; Mr. Thygesen held 2,250 shares of restricted stock with a then current market value of $295,277; and Mr. Burdick held 3,000 shares of restricted stock with a then current market value of $393,702. While the Company does not currently pay cash dividends on its Common Stock, the named executive officers are entitled to receive any dividends payable (in cash or otherwise) on their restricted stock holdings.

(7) The table reflects the number of shares which are subject to incentive stock options granted pursuant to the Company's Incentive Stock Option Plan.

(8) All Other Compensation consists of contributions to the Company's 401(k) Salary Savings Plan and, with respect to Messrs. Hair, Gerst and Sala, reimbursement for premiums on life insurance policies owned by executive officers.

Fiscal Year Option Grants

      The following table sets forth certain information regarding options granted by the Company during the last fiscal year to the individuals named in the above compensation table, including information as to potential realizable value of such options at assumed annual rates of stock price appreciation for the ten-year terms of the options.

                                              Percent
                                Number        of Total                               Potential Realizable Value
                                  Of          Options                                  at Assumed Annual Rates
                              Securities     Granted to                              of Stock Price Appreciation
                              Underlying     Employees     Exercise or                    for Option Term(1)
                               Options       in Fiscal     Base Price   Expiration   --------------------------
Name                           Granted          Year         ($/sh)        Date           5%($)        10%($)
----                          ----------     ---------     ----------   ----------        -----        ------
Lawrence A. Sala ...........    75,000         19.5%        $24.833      11/02/09     $1,171,315    $2,968,341
Hugh A. Hair ...............    15,000          3.9%         24.833      11/02/09        234,263       593,668
Carl W. Gerst, Jr. .........    30,000          7.8%         24.833      11/02/09        468,526     1,187,337
Gert R. Thygesen ...........     9,000          2.3%         24.833      11/02/09        140,558       356,201
Mark P. Burdick ............    15,000          3.9%         24.833      11/02/09        234,263       593,668

-------------
(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on arbitrarily assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date.

Aggregated Option Exercises in Last Fiscal
Year and Fiscal Year-End Option Values

      The following table sets forth certain information for the named executive officers with respect to (i) stock options exercised in fiscal year 2000, (ii) the number of stock options held at the end of fiscal year 2000, and (iii) the value of in-the-money stock options at the end of fiscal year 2000.

                                                                                                           Value of
                                                           Number of Securities Underlying          Unexercised In-the-Money
                            Shares                     Unexercised Options at June 30, 2000(#)   Options at June 30, 2000(1)($)
                         Acquired on       Value       ---------------------------------------   -----------------------------
Name                     Exercise(#)    Realized($)        Exercisable        Unexercisable       Exercisable    Unexercisable
----                     -----------    -----------        -----------        -------------       -----------    -------------
Lawrence A. Sala ........   45,000      $2,039,400            76,500             171,000           $9,533,635     $19,609,049
Hugh A. Hair ............        0               0             3,000              27,000              359,327       3,033,319
Carl W. Gerst, Jr. ......   27,000         823,499             3,000              42,000              359,327       4,629,329
Gert R. Thygesen ........        0               0            52,050              25,200            6,638,513       2,903,494
Mark P. Burdick .........   12,000         176,000             9,600              25,650            1,198,146       2,884,165

-------------
(1) Amount represents the difference between the aggregate exercise price of the options and a $131.234 market price of the underlying Common Stock on June 30, 2000.

Pension Plan

      The Company maintains a non-contributory Pension Plan for the benefit of all employees over the age of 23 who have completed one year of service and who are not covered by any other retirement plan. The Company pays all amounts required to provide retirement income benefits. The Pension Plan provides fixed benefits to be paid upon retirement at a specific age. Pension expense, including amortization of prior service cost over 30 years, was $158,523 for fiscal 2000.

      The table below illustrates the estimated aggregate annual benefit that would be payable to executive officers of the Company who are at least 65 years of age at retirement, based on the formula in effect after June 30, 1992 and the Employee Retirement Income Security Act of 1974, as amended ("ERISA") limits on compensation and benefits after 15, 20, 25, 30 and 35 credited years of service; for illustration purposes, the table assumes all years of service under the current Pension Plan formula.

                               Pension Plan Table

    Final
Average Annual                                     Estimated Annual Pension Payable
 Compensation                                     Based on Years of Service Indicated
--------------        ---------------------------------------------------------------------------------------------
                      15 Years             20 Years             25 Years              30 Years             35 Years
                      --------             --------             --------              --------             --------
   $100,000            $11,250             $15,000              $18,750               $22,600              $26,250
    125,000             14,063              18,750               23,438                28,125               32,813
    150,000             16,875              22,500               28,125                33,750               39,375
    160,000             18,000              24,000               30,000                36,000               42,000
    175,000             18,000              24,000               30,000                36,000               42,000
    200,000             18,000              24,000               30,000                36,000               42,000
    225,000             18,000              24,000               30,000                36,000               42,000
    250,000             18,000              24,000               30,000                36,000               42,000
    275,000             18,000              24,000               30,000                36,000               42,000

      Under the terms of the Pension Plan, each member who is at least 65 years of age at his retirement is entitled to a Normal Retirement Benefit (as defined under the Pension Plan). The compensation used in determining the Pension Plan benefit for executive officers is based upon their annual salary as shown on the Summary Compensation Table above. The Normal Retirement Benefit is the aggregate of:

      A. 0.60% of average of highest five consecutive years compensation from date of employment to June 30, 1992 multiplied by Benefit Service (as defined under the Pension Plan) to June 30, 1992; plus

      B.   0.75% of compensation for each year of Benefit Service thereafter;

but not less than the accrued benefit under the prior plan at June 30, 1992.

      Employees who have attained at least twelve years of service and are at least 55 years of age can retire and receive a proportionately reduced benefit.

      Under ERISA, the maximum annual benefit payable at age 65 is $125,000. The maximum compensation that could be considered for all participants, including Messrs. Hair, Gerst, Sala, Thygesen and Burdick, is $160,000 for 2000. These benefit and compensation limits are indexed to increases in the Consumer Price Index.

      The credited years of service as of June 30, 2000 under the Pension Plan for each of Messrs. Hair and Gerst are 27, and for Messrs. Sala, Thygesen and Burdick are 15, 19 and 18, respectively.

Management Incentive Plan

      The Company has a Management Incentive Plan ("Incentive Plan") that is designed to provide a meaningful annual financial incentive to management employees to reward them for their contribution toward the Company's growth, profitability and business development. Eligibility in the plan is limited to key members of management who, because of their position, have the ability to substantially impact the profitability and overall success of the Company. Individual participants in the Incentive Plan are selected by the President on an annual basis, subject to approval of the Board of Directors.

      Under  the  Incentive  Plan,   each   participant  has  a  "target"  bonus
opportunity in an amount equal to a specified percentage of his or her base salary. Awards under the Incentive Plan are based on corporate, functional and individual performance measured against pre-established targeted goals. Corporate performance goals, which are set by the President and are subject to Board approval, are based on factors including but not limited to earnings, revenue, appreciation in stock value and order targets. Functional and individual performance goals are based on each participant's functional responsibilities, and are jointly established by the Company and the participant prior to the beginning of the fiscal year. Fulfillment of corporate performance goals must carry a weighting of at least 50% of the total incentive opportunity for each employee, and participants who are officers of the Company may not receive any bonus payment unless certain corporate performance goals are attained.

      Bonus payments under the Incentive Plan are made on or about September 1st following the end of the fiscal year for which the bonus is earned. Bonus amounts reflected in the Summary Compensation Table on page 6 for Messrs. Sala, Thygesen and Burdick represent amounts awarded pursuant to the Incentive Plan.

Compensation of Directors

      The Company currently pays each director who is not an employee of the Company $10,000 per year plus $1,000 for each meeting attended, and reimburses each such director for the reasonable expenses incurred in attending meetings of the Board of Directors. In addition, non-employee directors are eligible to receive stock options pursuant to the Company's Non Statutory Stock Option Plan.

Certain Agreements with Directors and Executive Officers

      The Company has an employment agreement, dated July 1, 1997, with Lawrence
A. Sala, President and (as of September 1997) Chief Executive Officer of the Company providing for Mr. Sala's employment as President of the Company until November 30, 2001 or such earlier date as may result pursuant to the terms of the agreement. The agreement provides for a base annual salary of $180,000 or such greater amount as the Board of Directors may determine, plus annual incentive bonuses and participation in certain insurance plans. The agreement terminates automatically in the event of Mr. Sala's death and the Company may terminate the agreement for specified cause as defined in the agreement.

      The Company's arrangements with Mr. Sala provide that in the event Mr. Sala's employment with the Company is terminated other than for cause, the Company will be obligated to pay severance to Mr. Sala in an amount equal to the greater of (i) two years' base salary plus payments in lieu of incentive bonus payments in the aggregate amount of $100,000 or (ii) Mr. Sala's base salary for the balance of the term of the agreement. In addition, the Company must defray certain costs associated with obtaining new employment and relocation in connection with such termination.

      In the event that Mr. Sala's employment continues for the entire term of the agreement and the Company and Mr. Sala are unable to negotiate a new employment agreement, the Company will be obligated to pay severance to Mr. Sala in an amount equal to two years' base salary at such date plus payments in lieu of incentive bonus payments in the aggregate amount of $100,000.

      The Company also has an employment agreement, dated October 6, 1997, with Hugh A. Hair, which provided for his continuing employment by the Company until June 30, 2000. Pursuant to the agreement, Mr. Hair is to continue to serve as Chairman of the Company's Board of Directors, subject to re-election by the Company's Shareholders and the Board of Directors, and will provide counsel to the Company's President and Chief Executive Officer. The agreement requires the Company to pay Mr. Hair deferred compensation equal to $65,000 per fiscal year, beginning July 1, 2000 and continuing through June 30, 2015.

      The Company has a consulting arrangement with Dale F. Eck, pursuant to which Mr. Eck has agreed to provide financial and management consulting services to the Company for a period of five years from March 1, 1997. The agreement provides that Mr. Eck shall devote up to two days per month to the Company and shall receive a monthly fee of $1,666.66 plus reimbursement of reasonable business expenses incurred in activities undertaken on behalf of the Company. The agreement is terminable by either party upon 12 months' prior notice.

Board Compensation Committee Report on Executive Compensation

      The Compensation Committee ("Committee") recommends to the Board of Directors the compensation to be paid to the Company's executive officers on an annual basis. The Committee has implemented an executive compensation philosophy that seeks to relate executive compensation to corporate performance, individual performance and creation of shareholder value. Historically, this has been achieved through compensation programs which focus on both short and long-term results.

      In accordance with the Committee's executive compensation philosophy, the major components of executive compensation have been base salary, performance based bonuses stock option grants and restricted stock awards. Option grants have been made pursuant to the Company's existing Incentive Stock Option Plan, and will be made in the future pursuant to the Incentive Stock Option Plan for Key Employees if this plan is approved by the Shareholders at the Meeting. Beginning in fiscal year 1998, executive officers were also eligible to receive bonuses pursuant to the Company's performance based Management Incentive Plan. Restricted stock awards are made pursuant to the Company's Guidelines for Grants of Restricted Stock Awards.

      Salaries and incentive bonuses for executive officers are based on current individual and organizational performance, affordability and competitive market trends. For purposes of informing the Committee of competitive trends within the electronics industry, the compensation data from the American Electronics Association Compensation Survey is made available to the Committee. The Committee also has access to compensation data from other comparable public companies in the wireless and satellite communications markets. The salary trend data used represents companies whose size and performance with respect to revenue, earnings per share and stock price are similar to those of the Company. The Company's executive officer salary ranges are positioned consistent with industry averages.

      Section 162(m) ("Section 162") of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits federal income tax deductions for compensation paid after 1993 to the chief executive officer and the four other most highly compensated officers of a company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. The Company has not adopted an absolute policy regarding Section
162. Nevertheless, the Company is studying the implications of Section 162 on its compensation programs. In making compensation decisions, the Company will consider the net cost of compensation to it and whether it is practicable and consistent with other compensation objectives to qualify the Company's incentive compensation under the applicable exemption of Section 162. The Company recognizes that deductibility of compensation payments must be one among a number of factors used in ascertaining appropriate levels or modes of compensation, and that the Company will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of its Shareholders.

      The members of the Compensation Committee are:

                                Dale F. Eck            Dr. David Wilemon
                                Brian P. Kelly

Performance Graph

      The following performance graph compares the total shareholder return of the Company's Common Stock to The Nasdaq Stock Market (US) Index and the Nasdaq Electronics Components Index. The graph assumes that $100 was invested in the Company's Common Stock and each Index on June 30, 1995 and that all dividends were reinvested.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                          AMONG ANAREN MICROWAVE, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE NASDAQ ELECTRONICS COMPONENTS INDEX

[The following table was depicted as a linear graph in the printed material, plotted from the numbers set forth below.]

                                                                   Cumulative Total Return
                                                -------------------------------------------------------------------
                                                  6/95        6/96        6/97         6/98        6/99        6/00
ANAREN MICROWAVE, INC.                          100.00      108.00      212.00       240.00      334.00    3,149.46
NASDAQ STOCK MARKET (U.S.)                      100.00      128.39      156.15       205.58      296.02      437.30
NASDAQ ELECTRONIC COMPONENTS                    100.00      105.72      173.69       172.02      305.64      758.74

-------------

*     $100 INVESTED ON 6/30/95 IN STOCK OR INDEX -
      INCLUDING REINVESTMENT OF DIVIDENDS.
      FISCAL YEAR ENDING JUNE 30.

      Notwithstanding anything set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding performance graph and the report of the Compensation Committee shall not be deemed incorporated by reference into any such filings.

                                    ITEM TWO

                 PROPOSAL TO APPROVE REPLACEMENT INCENTIVE STOCK
                          OPTION PLAN FOR KEY EMPLOYEES

      The Board of Directors has approved the Anaren Microwave, Inc. Incentive Stock Option Plan for Key Employees ("ISOP") to replace the Company's existing Incentive Stock Option Plan, subject to approval by the Shareholders at the Meeting. Like the existing Incentive Stock Option Plan, the purpose of the ISOP is to enable the Company to attract, retain and reward talented executives and other key employees by offering equity-based compensation opportunities, and to more closely align the interests of these employees with the interests of the Company's Shareholders. If the ISOP is approved by the Shareholders at the Meeting, no new grants will be made pursuant to the existing Incentive Stock Option Plan. Awards previously made under the existing plan will continue in effect in accordance with their respective terms.

      The following summary of the ISOP is qualified in its entirety by reference to the specific provisions of the ISOP, the full text of which is available upon written request to: David M. Ferrara, Secretary and General Counsel, Anaren Microwave, Inc., 6635 Kirkville Road, East Syracuse, New York 13057.

General Features of the ISOP

      The ISOP is an executive compensation plan for key employees of the Company and its subsidiaries. Pursuant to the ISOP, eligible employees may be granted options to purchase Common Stock. Options granted under the ISOP are intended to qualify as "incentive stock options," as defined under Section 422 of the Internal Revenue Code. The ISOP is to be administered by the Board of Directors, acting as a full board or through its Compensation Committee. The ISOP gives the Board the authority to designate from all executive officers and key employees of the Company and its subsidiaries those employees or classes of employees who are eligible to participate in the ISOP, and to determine the numbers and terms of the stock options to be granted to any particular individual who is an eligible participant. In designating eligible participants and in determining the number and terms of the stock options to be granted to eligible individuals, the Board may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and other relevant factors.

      The option price for stock options granted under the ISOP may not be less than the fair market value of the shares subject to the options on the date the options are granted (or 110% of such value in the case of options granted to any individual who is a 10% shareholder of the Company). Any shares which are subject to purchase under options which terminate or expire may become subject to subsequent options which may be granted.

      Under the ISOP, if the aggregate fair market value of the stock (determined as of the date the option pertaining to such stock was granted) with respect to which options are exercisable for the first time by an employee during any calendar year exceeds $100,000, then the options in excess of the limit shall, to the extent provided in the grant agreement, (a) become exercisable on the earliest date on which such limit will not be exceeded, or
(b) be treated as non-qualified stock options. Options granted under the ISOP may have a term of up to ten years (five years in the case of options granted to a 10% shareholder of the Company). An option is not exercisable until the expiration of the six months from the date of its grant. Unless otherwise provided in any option which is granted, following the expiration of the applicable six month holding period, up to one fifth (ignoring fractional shares) of the total number of shares subject to an option become exercisable in cumulative fashion on the first through fifth anniversary dates of the grant. Options granted to a participant remain exercisable notwithstanding the fact that there remain previously granted incentive stock options which the participant has not exercised.

      Options granted under the ISOP are non-transferable, and the recipient of an option has no rights as a shareholder with respect to the shares to which his or her option relates until the option is exercised and a stock certificate is issued to him or her for such shares. No option granted under the ISOP is exercisable by an employee more than 90 days after the termination of the employee's employment, if the termination was for any reason other than death, disability, or retirement. If an employee's termination of employment is due to (i) the death of the employee, an option may be exercised by the employee's estate no more than 12 months after such employee's death, (ii) an employee's retirement, an option may be exercised no more than 12 months after such employee's retirement, and (iii) an employee's disability, an option may be exercised no more than 12 months following the date of termination as a result of such disability. The ISOP provides that options may be exercised by any lawful method acceptable to the Board in its discretion, including without limitation payment of the exercise price in cash or by certified check, and/or by tender of shares of Common Stock having a fair market value equal to the option price.

      Under the ISOP, 1,025,100 shares of Common Stock have been reserved for issuance. This includes 275,100 shares reserved but unused under the Company's existing Incentive Stock Option Plan. The ISOP provides for appropriate adjustment of the number of shares available thereunder and of shares subject to outstanding options in the event of any changes in the outstanding Common Stock by reason of merger, stock split or similar events, or in the event of payment of dividends in Common Stock. The term of the ISOP is for ten years, and will expire on November 2, 2010 if not earlier terminated by the Board. Options authorized under the ISOP must be granted, if at all, during this ten-year term. Although the Board may terminate, modify or amend the ISOP, the Board may not, without the approval of the Company's Shareholders, increase the maximum number of shares of Common Stock which may be issued under the ISOP, except pursuant to a stock split, stock dividend or similar transaction. The number of options which may be granted to specific employees in the future under the ISOP cannot be determined at this time.

General Federal Income Tax Consequences

      An optionee will not recognize any taxable income at the time a stock option is granted under the ISOP, and the Company will not be entitled to a federal income tax deduction at that time. Upon exercise of the option, no ordinary income will be recognized by the holder of the option. The excess of the fair market value of the shares at the time of exercise over the aggregate option price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise. If the optionee holds the shares for the greater of two years after the date the option was granted or one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a long term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares are disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the aggregate option price (the "bargain purchase element"), and the Company will be entitled to a federal income tax deduction equal to such amount. The amount of any gain in excess of the bargain purchase element realized upon a "disqualifying disposition" will be recognized as capital gain to the holder. The Company will not be entitled to a federal income tax deduction for the capital gain amount.

      The foregoing discussion is only a summary of certain aspects of the highly complex federal income tax rules applicable to participants in the ISOP, and does not address other taxes which may affect an individual, such as state and local income taxes, federal and state estate taxes, inheritance and gift taxes and/or foreign taxes.

Vote Required for Approval

      The affirmative vote of a majority of the shares of Common Stock represented at the Meeting in person or by proxy is required for approval of the ISOP.

      The Board of Directors recommends that Shareholders vote FOR this proposal. Proxies solicited by the Board of Directors will be voted in favor of the proposal unless Shareholders specify otherwise.

                                   ITEM THREE

          PROPOSAL TO APPROVE COMPANY-WIDE INCENTIVE STOCK OPTION PLAN

      The Board of Directors has approved the Anaren Microwave, Inc. Stock Option Plan (the "Company-Wide Plan"), subject to approval by the Shareholders at the Meeting. The Company-Wide Plan is a broad-based plan designed to encourage employees to focus on the Company's long term objectives, to enable the Company to attract, retain and reward talented employees, and to link employee and shareholder interests by enabling employees to acquire an equity interest in the Company.

      The following summary of the Company-Wide Plan is qualified in its entirety by reference to the specific provisions of the Company-Wide Plan, the full text of which is available upon written request to: David M. Ferrara, Secretary and General Counsel, Anaren Microwave, Inc., 6635 Kirkville Road, East Syracuse, New York 13057.

General Features of the Company-Wide Plan

      The Company-Wide Plan is an incentive compensation plan for employees of the Company and its subsidiaries. Pursuant to the Company-Wide Plan, eligible employees may be granted options to purchase Common Stock. Options granted under the Company-Wide Plan are intended to qualify as "incentive stock options," as defined under Section 422 of the Internal Revenue Code. The Company-Wide Plan is to be administered by the Board of Directors, acting as a full board or through its Compensation Committee. The Company-Wide Plan gives the Board the authority to designate from all employees of the Company and its subsidiaries those employees or classes of employees who are eligible to participate in the Company-Wide Plan, and to determine the numbers and terms of the stock options to be granted to any particular individual who is an eligible participant. In designating eligible participants and in determining the number and terms of the stock options to be granted to eligible individuals, the Board may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and other relevant factors. No employee who has been granted options under the Company's ISOP for key employees in a given fiscal year is eligible to receive a grant of options under the Company-Wide Plan during that same fiscal year.

      The option price for stock options granted under the Company-Wide Plan may not be less than the fair market value of the shares subject to the options on the date the options are granted (or 110% of such value in the case of options granted to any individual who is a 10% shareholder of the Company). Any shares which are subject to purchase under options which terminate or expire may become subject to subsequent options which may be granted.

      Under the Company-Wide Plan, the aggregate fair market value of the stock (determined as of the date the option pertaining to such stock was granted) with respect to which options are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Options granted under the Company-Wide Plan may have a term of up to five years. An option is not exercisable until the expiration of 36 months from the date of its grant. Unless otherwise provided in any option which is granted, each option will become exercisable on the third anniversary of the grant. Options granted to a participant remain exercisable notwithstanding the fact that there remain previously granted incentive stock options which the participant has not exercised.

      Options granted under the Company-Wide Plan are non-transferable, and the recipient of an option has no rights as a shareholder with respect to the shares to which his or her option relates until the option is exercised and a stock certificate is issued to him or her for such shares. No option granted under the Company-Wide Plan is exercisable by an employee more than 90 days after the termination of the employee's employment, if the termination was for any reason other than death, disability, or retirement. If an employee's termination of employment is due to (i) the death of the employee, an option may be exercised by the employee's estate no more than 12 months after such employee's death, (ii) an employee's retirement, an option may be exercised no more than 12 months after such employee's retirement, and (iii) an employee's disability, an option may be exercised no more than 12 months following the date of termination as a result of such disability. The Company-Wide Plan provides that options may be exercised by any lawful method acceptable to the Board in its discretion, including without limitation payment of the exercise price in cash or by certified check, and/or by tender of shares of Common Stock having a fair market value equal to the option price.

      Under the Company-Wide Plan, 500,000 shares of Common Stock have been reserved for issuance. The Company-Wide Plan provides for appropriate adjustment of the number of shares available thereunder and of shares subject to outstanding options in the event of any changes in the outstanding Common Stock by reason of merger, stock split or similar events, or in the event of payment of dividends in Common Stock. The term of the Company-Wide Plan is for ten years, and will expire on January 1, 2011 if not earlier terminated by the Board. Options authorized under the Company-Wide Plan must be granted, if at all, during this ten-year term. Although the Board may terminate, modify or amend the Company-Wide Plan, the Board may not, without the approval of the Company's Shareholders, increase the maximum number of shares of Common Stock which may be issued under the Company-Wide Plan, except pursuant to a stock split, stock dividend or similar transaction. The number of options which may be granted to specific employees in the future under the Company-Wide Plan cannot be determined at this time.

General Federal Income Tax Consequences

      An optionee will not recognize any taxable income at the time a stock option is granted under the Company-Wide Plan, and the Company will not be entitled to a federal income tax deduction at that time. Upon exercise of the option, no ordinary income will be recognized by the holder of the option. The excess of the fair market value of the shares at the time of exercise over the aggregate option price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise. If the optionee holds the shares for the greater of two years after the date the option was granted or one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a long term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares are disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the aggregate option price (the "bargain purchase element"), and the Company will be entitled to a federal income tax deduction equal to such amount. The amount of any gain in excess of the bargain purchase element realized upon a "disqualifying disposition" will be recognized as capital gain to the holder. The Company will not be entitled to a federal income tax deduction for the capital gain amount.

      The foregoing discussion is only a summary of certain aspects of the highly complex federal income tax rules applicable to participants in the Company-Wide Plan, and does not address other taxes which may affect an individual, such as state and local income taxes, federal and state estate taxes, inheritance and gift taxes and/or foreign taxes.

Vote Required for Approval

      The affirmative vote of a majority of the shares of Common Stock represented at the Meeting in person or by proxy is required for approval of the Company-Wide Plan.

      The Board of Directors recommends that Shareholders vote FOR this proposal. Proxies solicited by the Board of Directors will be voted in favor of the proposal unless Shareholders specify otherwise.

                                    ITEM FOUR

              PROPOSAL TO APPROVE INCREASE IN AUTHORIZED SHARES OF
                           COMMON STOCK OF THE COMPANY

      The Board of Directors is recommending that the Shareholders take action at the Meeting to approve an amendment to the Company's Certificate of Incorporation to increase the total number of authorized shares of Common Stock. As a result of the Company's public offering of Common Stock in the third quarter of fiscal 2000 and the stock dividend effectuated as of June 9, 2000, the Company now has 11,879,020 shares of Common Stock issued and outstanding or subject to options granted leaving 13,120,980 shares available for issuance to meet corporate needs. Accordingly, the Board of Directors has recommended that action be taken to increase the number of authorized shares of Common Stock from 25,000,000 to 200,000,000.

      The Board of Directors believes that the authorization of additional shares of Common Stock is desirable and would provide future flexibility for the Company. The increase in authorized shares would provide authorized Common Stock for issuance from time to time as may be necessary in connection with future financings, investment opportunities, acquisitions, the declaration of stock dividends or stock splits, other distributions, or for other corporate purposes. Although the Company has no present plans, understandings or agreements for issuing the additional shares, it is necessary to have authorization for these shares in order to enable the Company, as the need may arise, to take prompt advantage of market conditions and the availability of favorable opportunities without the delay and expense incident to the holding of a special shareholders' meeting.

      Under New York law, Shareholders are not entitled to dissenters' rights with respect to the proposed amendment to the Company's Certificate of Incorporation. Holders of Common Stock have no preemptive rights with respect to any shares which may be issued in the future, and the issuance of additional shares of Common Stock may, therefore, dilute the equity ownership position of current Shareholders. In addition, although the increase in the number of authorized shares is not intended for anti-takeover purposes, the additional authorized shares may be issued by the Board of Directors without further shareholder approval, and could (if consistent with the Board's fiduciary responsibilities) be utilized to deter future attempts to gain control of the Company.

      The affirmative vote of the holders of the majority of the outstanding shares of Common Stock is required for the approval of the proposed amendment to the Company's Certificate of Incorporation.

      The Board of Directors recommends that Shareholders vote FOR this proposal. Proxies solicited by the Board of Directors will be voted in favor of the proposal unless Shareholders specify otherwise.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it and written representations of Reporting Persons with respect to the fiscal year ended June 30, 2000, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended June 30, 2000.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      During the fiscal year ended June 30, 2000, KPMG LLP, the Company's independent accountant, was retained by the Board of Directors to perform the annual examination of the consolidated financial statements of the Company and its subsidiaries. The Board also retained KPMG LLP to advise the Company and perform appropriate financial due diligence in connection with acquisitions made and considered by the Company and to provide assistance in the preparation of federal income and state franchise tax returns.

      KPMG LLP was also selected by management to audit the Company's books and records for the current fiscal year. KPMG LLP has been the Company's independent accountant for over 25 years. It is anticipated that a representative of KPMG LLP will be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and to answer questions of Shareholders.

                          BOARD MEETINGS AND COMMITTEES

      During the Company's last fiscal year, the Board of Directors of the Company held five meetings. No current director attended fewer than 75% of the aggregate number of meetings of the Board and of any Committees on which he served during such period.

      The Company's Compensation Committee consists of Dale F. Eck, Brian P. Kelly and Dr. David Wilemon. The function of the Compensation Committee is to recommend to the Board of Directors competitive compensation plans for officers and key employees. During the fiscal year ended June 30, 2000, the Compensation Committee held two meetings.

      The Company's Audit Committee consists of Herbert I. Corkin, Dale F. Eck and Brian P. Kelly. The function of the Audit Committee is to review the Company's annual audit with the Company's independent accountant. During the fiscal year ended June 30, 2000, the Audit Committee held one meeting.

      The Company's Nominating Committee consists of Lawrence A. Sala and Matthew Robison. David M. Ferrara, the Company's Secretary and General Counsel, serves as an ex officio member of the Committee. The function of the Nominating Committee is to make recommendations to the Board for nominees to serve as directors. The Nominating Committee will consider written recommendations from Shareholders for nominees to serve on the Board that are sent to the Secretary of the Company at the Company's main office. During the fiscal year ended June 30, 2000, the Nominating Committee held two meetings.

                                  MISCELLANEOUS

Other Matters

      As of the date of this Proxy Statement, management has no knowledge of any business which will be presented for consideration at the Meeting other than that described herein. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

Solicitation of Proxies

      The entire expense of preparing, assembling and mailing the Proxy Statement, form of proxy and other material used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company will reimburse them for expenses in so doing. To the extent necessary to ensure sufficient representation, officers and regular employees of the Company may request, without additional compensation therefor, the return of proxies personally or by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received, and Shareholders are urged to send their proxies without delay.

                              SHAREHOLDER PROPOSALS

      In order for a shareholder proposal to be considered for inclusion in the Company's Proxy Statement relating to the 2001 Annual Meeting of Shareholders, such proposal must be received by the Company by May 21, 2001.

                                                 David M. Ferrara
                                                 Secretary and General Counsel

Date: September 18, 2000
      Syracuse, New York

                                                                      APPENDIX A

                             ANAREN MICROWAVE, INC.
                           INCENTIVE STOCK OPTION PLAN
                                FOR KEY EMPLOYEES

      1. Purpose of the Plan. This Plan shall be known as the Anaren Microwave, Inc. Incentive Stock Option Plan for Key Employees. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide incentives to such personnel to promote the success of the business of Anaren Microwave, Inc. and its subsidiaries. Except as provided in Section 4 below, this Plan amends, restates and replaces the Anaren Microwave, Inc. Incentive Stock Option Plan adopted in 1995.

      All options granted under this Plan are intended to qualify as "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended from time to time.

      2. Definitions. As used herein, the following definitions shall apply:

         "Board" means the Board of Directors of the Corporation.

         "Common Stock" means the Common Stock, $.01 par value per share, of the Corporation. Except as otherwise provided herein, all Common Stock issued pursuant to the Plan shall have the same rights as all other issued and outstanding shares of Common Stock, including, but not limited to, voting rights, the right to dividends, if declared and paid, and the right to pro rata distributions of the Corporation's assets in the event of liquidation.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee"   means  the   committee   described  in  Section  18  that
administers  the Plan or,  if no such  committee  has been  appointed,  the full
Board.

         "Corporation" means Anaren Microwave, Inc., a New York corporation.

         "Date of Grant" means the date on which an Option is granted pursuant to this Plan or, if the Board or the Committee so determines, the date specified by the Board or the Committee as the date the award is to be effective.

         "Employee" means an individual who performs services for the Corporation or a Subsidiary and who is treated by the Corporation or the Subsidiary for payroll and employment tax purposes as a common law employee of the Corporation or the Subsidiary. The term Employee shall not include any individual who performs services for the Corporation or a Subsidiary as an independent contractor or other non-employee classification, or any individual who is treated by the Corporation or a Subsidiary for payroll and employment tax purposes as a non-employee, even if any such individual is reclassified by a court or regulatory agency as a common law employee of the Corporation or a Subsidiary.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" means the option price for a share of Common Stock subject to an Option.

         "Fair Market Value" means the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the trading day immediately prior to the date specified as reported by the principal national exchange or trading system on which the Common Stock is then listed or traded. If there is no reported price information for the Common Stock, the Fair Market Value will be determined by the Board or the Committee, in is sole discretion. In making such determination, the Board or the Committee may, but shall not be obligated to, commission and rely upon an independent appraisal of the Common Stock.

         "Option" means a stock option granted pursuant to Section 6 of this Plan.

         "Optionee" means any Employee who receives an Option.

         "Plan" means this Anaren Microwave, Inc. Stock Option Plan for Key Employees, as amended from time to time.

         "Subsidiary" means any now existing or hereinafter organized or acquired company of which at least fifty percent (50%) of the issued and outstanding voting stock is owned or controlled directly or indirectly by the Corporation or through one or more Subsidiaries of the Corporation.

      3. Term of Plan. The Plan has been adopted by the Board to be effective as of November 2, 2000. To permit the granting of Options under the Code, and to qualify awards of Options hereunder as "performance based" under Section 162(m) of the Code, implementation of the Plan will be subject to approval by the stockholders of the Corporation by the affirmative votes of a majority of the shares of Common Stock represented in person or by proxy at a duly held meeting of the Corporation's stockholders.

      4. Shares Subject to the Plan. Except as otherwise provided in Section 17 hereof, the aggregate number of shares of Common Stock issuable upon the exercise of Options granted pursuant to this Plan shall be 1,025,100 shares (consisting of 750,000 newly issuable shares and 275,100 unissued shares remaining in the Plan prior to this restatement). Such shares may either be authorized but unissued shares or treasury shares. The Corporation shall, during the term of this Plan, reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. If an Option should expire or become unexercisable for any reason without having been exercised in full, then the shares that were subject thereto shall, unless the Plan has terminated, be available for the grant of additional Options under this Plan, subject to the limitations set forth above.

      5. Eligibility. Options may be granted under Section 6 of the Plan to such Employees who are executive officers or other key employees of the Corporation or its Subsidiaries as may be determined by the Board or the Committee. Subject to the limitations and qualifications set forth in this Plan, the Board or the Committee shall also determine the number of Options to be granted, the number of shares subject to each Option grant, the exercise price or prices of each Option, the vesting and exercise period of each Option, whether an Option may be exercised as to less than all of the Common Stock subject thereto, and such other terms and conditions of each Option, if any, as are consistent with the provisions of this Plan. If the aggregate Fair Market Value (determined at the Date of Grant of an Option) of the shares with respect to which Options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Optionee's employer corporation and its parent and subsidiary corporations as defined in Section 424(e) and (f) of the Code, or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies (collectively, such corporations described in this sentence are hereinafter referred to as "related corporations")) shall exceed $100,000 or such other amounts as from time to time provided in Section 422(d) of the Code or any successor provision, then Options in excess of the limit shall, to the extent provided in the implementing Option agreement, (a) become exercisable on the earliest date on which such limit will not be exceeded, or (b) be treated as non-qualified stock options that vest and become exercisable in accordance with the implementing Option agreement.

      6. Grant of Options. Except as provided in Section 18, the Board or the Committee shall determine the number of shares of Common Stock to be offered from time to time pursuant to Options granted hereunder and shall grant Options under the Plan. The grant of Options shall be evidenced by Option agreements containing such terms and provisions as are approved by the Board or the Committee and executed on behalf of the Corporation by an appropriate officer.

      7. Time of Grant of Options. The Date of Grant of an Option under the Plan shall be the date on which the Board or the Committee awards the Option or, if the Board or the Committee so determines, the date specified by the Board or the Committee as the date the award is to be effective. Notice of the grant shall be given to each Optionee promptly after the date of such grant.

      8. Price. The Exercise Price for each share of Common Stock subject to an Option granted pursuant to Section 6 of the Plan shall be determined by the Board or the Committee at the Date of Grant; provided, however, that (a) the Exercise Price for any Option shall not be less than 100% of the Fair Market Value of the Common Stock at the Date of Grant, and (b) if the Optionee owns on the Date of Grant more than 10 percent of the total combined voting power of all classes of stock of the Corporation or its parent or any of its subsidiaries, as more fully described in Section 422(b)(6) of the Code or any successor provision (such stockholder is referred to herein as a "10-Percent Stockholder"), the Exercise Price for any Option granted to such Optionee shall not be less than 110% of the Fair Market Value of the Common Stock at the Date of Grant.

      9. Vesting. Subject to Section 11 of this Plan, and unless provided otherwise in the applicable Option agreement, 20 percent of the shares subject to each Option shall vest and become exercisable in cumulative fashion on the first through fifth anniversaries of the Option's Date of Grant. Notwithstanding the preceding sentence, each Option shall be fully vested and exercisable upon the Optionee's retirement from the Corporation or a Subsidiary upon or after attaining age 65. The Board or the Committee may, but shall not be required to, permit acceleration of vesting or termination of forfeiture provisions upon any sale of the Corporation or similar transaction. An Option agreement may contain such additional or different provisions with respect to vesting as the Board or the Committee may specify.

      10. Exercise. An Optionee may pay the Exercise Price of the shares of Common Stock as to which a vested Option is being exercised by the delivery of cash, check or, at the Corporation's option, by the delivery of shares of Common Stock having a Fair Market Value on the exercise date equal to the Exercise Price. The Board also shall have the discretion to accept any other method(s) of payment upon the exercise of an Option (including a "cashless exercise"), provided such method(s) of payment is/are permitted by law and is/are consistent with the purpose of the Plan.

         If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended, any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of an Optionee if
(a) the broker-dealer has received from the Optionee or the Corporation a fully- and duly-endorsed agreement evidencing such Option, together with instructions signed by the Optionee requesting the Corporation to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited,
(b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

      11. When Options May be Exercised. No Option shall be exercisable at any time after the expiration of ten (10) years from its Date of Grant; provided, however, that if the Optionee with respect to a Option is a 10-Percent Stockholder on the Date of Grant of such Option, then such Option shall not be exercisable after the expiration of five (5) years from its Date of Grant. In addition, if an Optionee ceases to be an employee of the Corporation or any related corporation for any reason, such Optionee's vested Options shall not be exercisable after (a) 90 days following the date such Optionee ceases to be an employee of the Corporation or any related corporation, if such cessation of service is not due to the death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, or the Optionee's retirement from the Corporation or a Subsidiary upon or after attaining age 65, or (b) twelve months following the date such Optionee ceases to be an employee of the Corporation or any related corporation, if such cessation of service is due to the death or permanent and total disability (as defined above) of the Optionee, or the Optionee's retirement from the Corporation or a Subsidiary upon or after attaining age 65. Upon the death of an Optionee, any vested Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining option term of the Option and twelve months after the date of the Optionee's death. This Section 11 only provides the outer limits of allowable exercise dates with respect to Options; the Board or the Committee may determine that the exercise period for a Option shall have a shorter duration than as specified above.

      Except as otherwise provided in Sections 9 and 11, or as may be provided in an applicable Option agreement, upon the termination of employment of an Optionee, all Options granted to the Optionee, to the extent not previously exercised, shall terminate and become null and void upon such termination of employment.

      12. Withholding of Taxes. The Board or the Committee shall make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Corporation is required by any law or regulation of any governmental authority to withhold in connection with any Option including, but not limited to, withholding the issuance of all or any portion of the shares of Common Stock subject to such Option until the Optionee reimburses the Corporation for the amount it is required to withhold with respect to such taxes, canceling any portion of such issuance in an amount sufficient to reimburse the Corporation for the amount it is required to withhold or taking any other action reasonably required to satisfy the Corporation's withholding obligation.

      13. Conditions Upon Issuance of Shares. The Corporation shall not be obligated to sell or issue any shares upon the exercise of any Option granted under the Plan unless the issuance and delivery of shares complies with all provisions of applicable federal and state securities laws and the requirements of any national exchange or trading system on which the Common Stock is then listed or traded.

         As a condition to the exercise of an Option, the Corporation may require the person exercising the Option or receiving the grant to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal and state securities law.

         The Corporation shall not be liable for refusing to sell or issue any shares covered by any Option if the Corporation cannot obtain authority from the appropriate regulatory bodies deemed by the Corporation to be necessary to sell or issue such shares in compliance with all applicable federal and state securities laws and the requirements of any national exchange or trading system on which the Common Stock is then listed or traded. In addition, the Corporation shall have no obligation to any Optionee, express or implied, to list, register or otherwise qualify the shares of Common Stock covered by any Option.

         No Optionee will be, or will be deemed to be, a holder of any Common Stock subject to an Option unless and until such Optionee has exercised his or her Option and paid the purchase price for the subject shares of Common Stock. Each Option under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by such Optionee.

      14. Restrictions on Shares. Shares of Common Stock issued pursuant to the Plan may be subject to restrictions on transfer under applicable federal and state securities laws. The Board may impose such additional restrictions on the ownership and transfer of shares of Common Stock issued pursuant to the Plan as it deems desirable; any such restrictions shall be set forth in any Option agreement entered into hereunder.

      15. Modification of Options. Except as provided in Section 18 of this Plan, at any time and from time to time, the Board or the Committee may execute an instrument providing for modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall impair the Option without the consent of the holder of the Option. Notwithstanding the foregoing, in the event of such a modification, substitution, extension or renewal of an Option, the Board or the Committee may increase the exercise price of such Option if necessary to retain the qualified status of such Option.

      16. Effect of Change in Stock Subject to the Plan. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders) shall be changed into or exchanged for a different number or kind of shares of stock of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), or in the event a stock split or stock dividend occurs, then there shall be substituted for each share of Common Stock then subject to Options or available for Options the number and kind of shares of stock into which each outstanding share of Common Stock other than shares held by dissenting stockholders) shall be so changed or exchanged, or the number of shares of Common Stock as is equitably required in the event of a stock split or stock dividend, together with an appropriate adjustment of the Exercise Price. The Board may, but shall not be required to, provide additional anti-dilution protection to an Optionee under the terms of the individual's Option agreement.

      17. Administration.

         (a) The Plan shall be administered by the Board or by a committee of the Board comprised solely of two or more "outside directors" (within the meaning of Treasury Regulation Section 1.162-27(e)(3)) appointed by the Board (the "Committee"). Options may be granted under Section 6, only (i) by the Board as a whole, or (ii) by a majority agreement of the members of the Committee; provided that, if the Committee does not consist entirely of non-employee directors (as defined in Rule 16b-3 under the Exchange Act), then Options may be granted to an officer, director or 10% stockholder of the Corporation under
Section 6 only by the Board as a whole. Option agreements, in the forms as approved by the Board or the Committee, and containing such terms and conditions consistent with the provisions of this Plan as are determined by the Board or the Committee, may be executed on behalf of the Corporation by the Chairman of the Board, the President or any Vice President of the Corporation. The Board or the Committee shall have complete authority to construe, interpret and administer the provisions of this Plan and the provisions of the Option agreements granted hereunder; to prescribe, amend and rescind rules and regulations pertaining to this Plan; to suspend or discontinue this Plan; and to make all other determinations necessary or deemed advisable in the administration of the Plan. The determinations, interpretations and constructions made by the Board or the Committee shall be final and conclusive. No member of the Board or the Committee shall be liable for any action taken, or failed to be taken, made in good faith relating to the Plan or any award thereunder, and the members of the Board or the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the fullest extent permitted by law.

         (b) Although the Board or the Committee may suspend or discontinue the Plan at any time, all Options must be granted within ten (10) years from the effective date of the Plan or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.

         (c) Subject to any applicable requirements of Rule 16b-3 under the Exchange Act or of any national exchange or trading system on which the Common Stock is then listed or traded, the Board may amend any provision of this Plan in any respect in its discretion.

         (d) Nothing contained in the Plan shall be construed to limit the right of the Board or the Corporation to grant options otherwise than pursuant to this Plan.

      18. Continued Employment Not Presumed. Nothing in this Plan or any document describing it nor the grant of any Option shall give any Optionee the right to continue in the employment of the Corporation or affect the right of the Corporation to terminate the employment of any such person with or without cause.

      19. Liability of the Corporation. Neither the Corporation, its directors, officers or employees or the Committee, nor any Subsidiary which is in existence or hereafter comes into existence, shall be liable to any Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Option granted hereunder does not qualify for tax treatment as an incentive stock option under Section 422 of the Code.

      20. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New York and the United States, as applicable, without reference to the conflict of laws provisions thereof.

      21. Severability of Provisions. If any provision of this Plan is determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of the Plan, but such invalid, illegal or unenforceable provision shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

                                                                      APPENDIX B

                             ANAREN MICROWAVE, INC.
                                STOCK OPTION PLAN

      1. Purpose of the Plan. This Plan shall be known as the Anaren Microwave, Inc. Stock Option Plan. The purpose of the Plan is to attract and retain personnel and to provide incentives to such personnel to promote the success of the business of Anaren Microwave, Inc. and its subsidiaries.

      All options granted under this Plan are intended to qualify as "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended from time to time.

      2. Definitions. As used herein, the following definitions shall apply:

         "Board" means the Board of Directors of the Corporation.

         "Common Stock" means the Common Stock, $.01 par value per share, of the Corporation. Except as otherwise provided herein, all Common Stock issued pursuant to the Plan shall have the same rights as all other issued and outstanding shares of Common Stock, including, but not limited to, voting rights, the right to dividends, if declared and paid, and the right to pro rata distributions of the Corporation's assets in the event of liquidation.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee"   means  the   committee   described  in  Section  18  that
administers  the Plan or,  if no such  committee  has been  appointed,  the full
Board.

         "Corporation" means Anaren Microwave, Inc., a New York corporation.

         "Date of Grant" means the date on which an Option is granted pursuant to this Plan or, if the Board or the Committee so determines, the date specified by the Board or the Committee as the date the award is to be effective.

         "Employee" means an individual who performs services for the Corporation or a Subsidiary and who is treated by the Corporation or the Subsidiary for payroll and employment tax purposes as a common law employee of the Corporation or the Subsidiary. The term Employee shall not include any individual who performs services for the Corporation or a Subsidiary as an independent contractor or other non-employee classification, or any individual who is treated by the Corporation or a Subsidiary for payroll and employment tax purposes as a non-employee, even if any such individual is reclassified by a court or regulatory agency as a common law employee of the Corporation or a Subsidiary.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" means the option price for a share of Common Stock subject to an Option.

         "Fair Market Value" means the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the trading day immediately prior to the date specified as reported by the principal national exchange or trading system on which the Common Stock is then listed or traded. If there is no reported price information for the Common Stock, the Fair Market Value will be determined by the Board or the Committee, in is sole discretion. In making such determination, the Board or the Committee may, but shall not be obligated to, commission and rely upon an independent appraisal of the Common Stock.

         "Option" means a stock option granted pursuant to Section 6 of this Plan.

         "Optionee" means any Employee who receives an Option.

         "Plan" means this Anaren Microwave, Inc. Stock Option Plan, as amended from time to time.

         "Subsidiary" means any now existing or hereinafter organized or acquired company of which at least fifty percent (50%) of the issued and outstanding voting stock is owned or controlled directly or indirectly by the Corporation or through one or more Subsidiaries of the Corporation.

      3. Term of Plan. The Plan has been adopted by the Board to be effective as of November 2, 2000. To permit the granting of Options under the Code, and to qualify awards of Options hereunder as "performance based" under Section 162(m) of the Code, implementation of the Plan will be subject to approval by the stockholders of the Corporation by the affirmative votes of a majority of the shares of Common Stock represented in person or by proxy at a duly held meeting of the Corporation's stockholders.

      4. Shares Subject to the Plan. Except as otherwise provided in Section 17 hereof, the aggregate number of shares of Common Stock issuable upon the exercise of Options granted pursuant to this Plan shall be 500,000 shares. Such shares may either be authorized but unissued shares or treasury shares. The Corporation shall, during the term of this Plan, reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. If an Option should expire or become unexercisable for any reason without having been exercised in full, then the shares that were subject thereto shall, unless the Plan has terminated, be available for the grant of additional Options under this Plan, subject to the limitations set forth above.

      5. Eligibility. Options may be granted under Section 6 of the Plan to such Employees of the Corporation or its Subsidiaries as may be determined by the Board or the Committee; provided, however, that no Options shall be granted during a fiscal year of the

Corporation pursuant to this Plan to any individual who has been granted options during the same fiscal year pursuant to the Corporation's Incentive Stock Option Plan for Key Employees. Subject to the limitations and qualifications set forth in this Plan, the Board or the Committee shall also determine the number of Options to be granted, the number of shares subject to each Option grant, the vesting and exercise period of each Option, whether an Option may be exercised as to less than all of the Common Stock subject thereto, and such other terms and conditions of each Option, if any, as are consistent with the provisions of this Plan. The aggregate Fair Market Value (determined at the Date of Grant of an Option) of the shares with respect to which Options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Optionee's employer corporation and its parent and subsidiary corporations as defined in Section 424(e) and (f) of the Code, or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies (collectively, such corporations described in this sentence are hereinafter referred to as "related corporations")) shall not exceed $100,000 or such other amounts as from time to time provided in Section 422(d) of the Code or any successor provision.

      6. Grant of Options. Except as provided in Section 18, the Board or the Committee shall determine the number of shares of Common Stock to be offered from time to time pursuant to Options granted hereunder and shall grant Options under the Plan. The grant of Options shall be evidenced by Option agreements containing such terms and provisions as are approved by the Board or the Committee and executed on behalf of the Corporation by an appropriate officer.

      7. Time of Grant of Options. The Date of Grant of an Option under the Plan shall be the date on which the Board or the Committee awards the Option or, if the Board or the Committee so determines, the date specified by the Board or the Committee as the date the award is to be effective. Notice of the grant shall be given to each Optionee promptly after the date of such grant.

      8. Price. The Exercise Price for each share of Common Stock subject to an Option granted pursuant to Section 6 of the Plan shall be determined by the Board or the Committee at the Date of Grant; provided, however, that (a) the Exercise Price for any Option shall not be less than 100% of the Fair Market Value of the Common Stock at the Date of Grant, and (b) if the Optionee owns on the Date of Grant more than 10 percent of the total combined voting power of all classes of stock of the Corporation or its parent or any of its subsidiaries, as more fully described in Section 422(b)(6) of the Code or any successor provision (such stockholder is referred to herein as a "10-Percent Stockholder"), the Exercise Price for any Option granted to such Optionee shall not be less than 110% of the Fair Market Value of the Common Stock at the Date of Grant.

      9. Vesting. Subject to Section 11 of this Plan, and unless specified otherwise by the Board or Committee in the applicable Option agreement, each Option shall vest and become exercisable on the third anniversary of its Date of Grant, provided that the Optionee remains continuously employed by the Corporation or a Subsidiary as an Employee from the Date of Grant through such third anniversary. Notwithstanding the preceding sentence, each Option shall be fully vested and exercisable upon the Optionee's retirement from the Corporation or a Subsidiary upon or after attaining age 65. The Board or the Committee may, but shall not be required to, permit acceleration of vesting or termination of forfeiture provisions upon any sale of the Corporation or similar transaction. An Option agreement may contain such additional or different provisions with respect to vesting as the Board or the Committee may specify.

      10. Exercise. An Optionee may pay the Exercise Price of the shares of Common Stock as to which a vested Option is being exercised by the delivery of cash, check or, at the Corporation's option, by the delivery of shares of Common Stock having a Fair Market Value on the exercise date equal to the Exercise Price. The Board also shall have the discretion to accept any other method(s) of payment upon the exercise of an Option (including a "cashless exercise"), provided such method(s) of payment is/are permitted by law and is/are consistent with the purpose of the Plan.

      If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended, any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of an Optionee if
(a) the broker-dealer has received from the Optionee or the Corporation a fully- and duly-endorsed agreement evidencing such Option, together with instructions signed by the Optionee requesting the Corporation to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited,
(b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

      11. When Options May be Exercised. No Option shall be exercisable at any time after the fifth anniversary of its Date of Grant. In addition, if an Optionee ceases to be an employee of the Corporation or any related corporation for any reason, such Optionee's vested Options shall not be exercisable after
(a) 90 days following the date such Optionee ceases to be an employee of the Corporation or any related corporation, if such cessation of service is not due to the death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, or the Optionee's retirement from the Corporation or a Subsidiary upon or after attaining age 65, or (b) twelve months following the date such Optionee ceases to be an employee of the Corporation or any related corporation, if such cessation of service is due to the death or permanent and total disability (as defined above) of the Optionee, or the Optionee's retirement from the Corporation or a Subsidiary upon or after attaining age 65. Upon the death of an Optionee, any vested Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining option term of the Option and twelve months after the date of the Optionee's death. This Section 11 only provides the outer limits of allowable exercise dates with respect to

Options; the Board or the Committee may determine that the exercise period for an Option shall have a shorter duration than as specified above.

      Except as otherwise provided in Sections 9 and 11, or as may be provided in an applicable Option agreement, upon the termination of employment of an Optionee, all Options granted to the Optionee, to the extent not previously exercised, shall terminate and become null and void upon such termination of employment.

      12. Withholding of Taxes. The Board or the Committee shall make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Corporation is required by any law or regulation of any governmental authority to withhold in connection with any Option including, but not limited to, withholding the issuance of all or any portion of the shares of Common Stock subject to such Option until the Optionee reimburses the Corporation for the amount it is required to withhold with respect to such taxes, canceling any portion of such issuance in an amount sufficient to reimburse the Corporation for the amount it is required to withhold or taking any other action reasonably required to satisfy the Corporation's withholding obligation.

      13. Conditions Upon Issuance of Shares. The Corporation shall not be obligated to sell or issue any shares upon the exercise of any Option granted under the Plan unless the issuance and delivery of shares complies with all provisions of applicable federal and state securities laws and the requirements of any national exchange or trading system on which the Common Stock is then listed or traded.

         As a condition to the exercise of an Option, the Corporation may require the person exercising the Option or receiving the grant to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal and state securities law.

         The Corporation shall not be liable for refusing to sell or issue any shares covered by any Option if the Corporation cannot obtain authority from the appropriate regulatory bodies deemed by the Corporation to be necessary to sell or issue such shares in compliance with all applicable federal and state securities laws and the requirements of any national exchange or trading system on which the Common Stock is then listed or traded. In addition, the Corporation shall have no obligation to any Optionee, express or implied, to list, register or otherwise qualify the shares of Common Stock covered by any Option.

         No Optionee will be, or will be deemed to be, a holder of any Common Stock subject to an Option unless and until such Optionee has exercised his or her Option and paid the purchase price for the subject shares of Common Stock. Each Option under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by such Optionee.

      14. Restrictions on Shares. Shares of Common Stock issued pursuant to the Plan may be subject to restrictions on transfer under applicable federal and state securities laws. The Board may impose such additional restrictions on the ownership and transfer of shares of Common Stock issued pursuant to the Plan as it deems desirable; any such restrictions shall be set forth in any Option agreement entered into hereunder.

      15. Modification of Options. Except as provided in Section 18 of this Plan, at any time and from time to time, the Board or the Committee may execute an instrument providing for modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall impair the Option without the consent of the holder of the Option. Notwithstanding the foregoing, in the event of such a modification, substitution, extension or renewal of an Option, the Board or the Committee may increase the exercise price of such Option if necessary to retain the qualified status of such Option.

      16. Effect of Change in Stock Subject to the Plan. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders) shall be changed into or exchanged for a different number or kind of shares of stock of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise), or in the event a stock split or stock dividend occurs, then there shall be substituted for each share of Common Stock then subject to Options or available for Options the number and kind of shares of stock into which each outstanding share of Common Stock other than shares held by dissenting stockholders) shall be so changed or exchanged, or the number of shares of Common Stock as is equitably required in the event of a stock split or stock dividend, together with an appropriate adjustment of the Exercise Price. The Board may, but shall not be required to, provide additional anti-dilution protection to an Optionee under the terms of the individual's Option agreement.

      17. Administration.

         (a) The Plan shall be administered by the Board or by a committee of the Board comprised solely of two or more "outside directors" (within the meaning of Treasury Regulation Section 1.162-27(e)(3)) appointed by the Board (the "Committee"). Options may be granted under Section 6, only (i) by the Board as a whole, or (ii) by a majority agreement of the members of the Committee; provided that, if the Committee does not consist entirely of non-employee directors (as defined in Rule 16b-3 under the Exchange Act), then Options may be granted to an officer, director or 10% stockholder of the Corporation under
Section 6 only by the Board as a whole. Option agreements, in the forms as approved by the Board or the Committee, and containing such terms and conditions consistent with the provisions of this Plan as are determined by the Board or the Committee, may be executed on behalf of the Corporation by the Chairman of the Board, the President or any Vice President of the Corporation. The Board or the Committee shall have complete authority to construe, interpret and administer  the  provisions  of this  Plan  and  the  provisions  of the  Option agreements granted hereunder; to prescribe, amend and rescind rules and regulations pertaining to this Plan; to suspend or discontinue this Plan; and
to make all other determinations necessary or deemed advisable in the administration of the Plan. The determinations, interpretations and constructions made by the Board or the Committee shall be final and conclusive. No member of the Board or the Committee shall be liable for any action taken, or failed to be taken, made in good faith relating to the Plan or any award thereunder, and the members of the Board or the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the fullest extent permitted by law.

         (b) Although the Board or the Committee may suspend or discontinue the Plan at any time, all Options must be granted within ten (10) years from the effective date of the Plan or the date the Plan is approved by the stockholders of the Corporation, whichever is earlier.

         (c) Subject to any applicable requirements of Rule 16b-3 under the Exchange Act or of any national exchange or trading system on which the Common Stock is then listed or traded, the Board may amend any provision of this Plan in any respect in its discretion.

         (d) Nothing contained in the Plan shall be construed to limit the right of the Board or the Corporation to grant options otherwise than pursuant to this Plan.

      18. Continued Employment Not Presumed. Nothing in this Plan or any document describing it nor the grant of any Option shall give any Optionee the right to continue in the employment of the Corporation or affect the right of the Corporation to terminate the employment of any such person with or without cause.

      19. Liability of the Corporation. Neither the Corporation, its directors, officers or employees or the Committee, nor any Subsidiary which is in existence or hereafter comes into existence, shall be liable to any Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Option granted hereunder does not qualify for tax treatment as an incentive stock option under Section 422 of the Code.

      20. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New York and the United States, as applicable, without reference to the conflict of laws provisions thereof.

      21. Severability of Provisions. If any provision of this Plan is determined to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the remaining provisions of the Plan, but such invalid, illegal or unenforceable provision shall be fully severable, and the Plan shall be construed and enforced as if such provision had never been inserted herein.

                          PROXY ANAREN MICROWAVE, INC.                     PROXY

                               6635 Kirkville Road
                          East Syracuse, New York 13057

                               THIS IS YOUR PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANAREN MICROWAVE, INC.

      The undersigned hereby (1) acknowledges receipt of the notice of the Annual Meeting of Shareholders of Anaren Microwave, Inc. (the "Company") to be held at the Wyndham Hotel, 6302 Carrier Parkway, East Syracuse, New York on Thursday, November 2, 2000 at 11:00 A.M., local time and of the Proxy Statement in connection therewith and (2) appoints Hugh A. Hair and Lawrence A. Sala and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock, $.01 par value, of Anaren Microwave, Inc. held of record by the undersigned on September 17, 2000 at the Annual Meeting of Shareholders, or any adjournment thereof. If any nominee for director should be unavailable to serve, it is intended that all of the shares will be voted for such substitute nominee as may be determined by the Board of Directors. The undersigned directs that this Proxy be voted as follows:

ITEM 1: ELECTION OF DIRECTORS

     FOR all nominees  listed below               WITHHOLD AUTHORITY to vote for
     (except as marked to the contrary).          all nominees listed below.

     ---                                          ---

Nominees:  Carl W. Gerst, Jr., Brian P. Kelly

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the above list.)

ITEM 2:  APPROVAL OF ANAREN MICROWAVE, INC. INCENTIVE STOCK OPTION PLAN FOR
           KEY EMPLOYEES

                  FOR          AGAINST          ABSTAIN
                      ---              ---               ---

ITEM 3: APPROVAL OF ANAREN MICROWAVE, INC. COMPANY-WIDE STOCK OPTION PLAN

                  FOR          AGAINST          ABSTAIN
                      ---              ---               ---

ITEM 4: APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE SHARES OF AUTHORIZED COMMON STOCK

                  FOR          AGAINST          ABSTAIN
                      ---              ---               ---

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

              (Continued and to be dated and signed on the reverse)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, AND FOR ITEMS 2, 3 AND 4.

IMPORTANT. Please sign exactly as name appears on this card. Each joint owner should sign. Executors, administrators, trustees, etc. should give full title.

                                      SIGNATURES:

                                      Dated:                    , 19
                                             -------------------    ---


                                      -------------------------------
                                      Signature


                                      -------------------------------
                                      Please Print Name Here


                                      -------------------------------
                                      Signature


                                      -------------------------------
                                      Please Print Name Here


                                      PLEASE  MARK,  SIGN,  DATE AND RETURN THIS
                                      PROXY  USING  THE  ENCLOSED  ENVELOPE.  NO
                                      POSTAGE REQUIRED.